                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 23

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:
    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,

[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
                                    [GRAPH]


97Q3                                                            4
97Q4                                                            3.10
98Q1                                                            6.70
98Q2                                                            2.10
98Q3                                                            3.80
98Q4                                                            5.90
99Q1                                                            3.70
99Q2                                                            1.90
99Q3                                                            5.70
99Q4                                                            5.80

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKC)


 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........  (19.59%)
Six-month total return based on NAV(2)....................   (6.37%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     6.74%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    11.62%

 SHARE VALUATIONS

Net asset value...........................................     $8.89
Closing common stock price................................   $7.5625
Six-month high common stock price (07/09/99)..............  $10.1250
Six-month low common stock price (12/14/99)...............   $7.2500
Preferred share rate(5)...................................    3.500%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

We recently spoke with representatives of the adviser of the Van Kampen California Municipal Trust about the key events and economic forces that shaped the markets during the past six months. Joseph A. Piraro, portfolio manager, has managed the Trust since 1992 and worked in the investment industry since 1971. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the six months ended December 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A The second half of 1999 proved to be very difficult for bonds, with prices declining dramatically as interest rates rose and inflation fears resurfaced. In addition to the negative effects of the Fed's interest-rate increases, the nation's strong economic growth continued to fuel concerns about inflation and future rate hikes. Together with low institutional demand for municipal bonds during the period, these conditions hurt municipals more than most taxable bonds (although municipals modestly outperformed long-term U.S. Treasury bonds). The bonds in the Trust's portfolio suffered price declines along with the rest of the municipal market.
    Conditions were particularly difficult for closed-end funds toward the end of the year, as many investors sold shares at a loss for tax purposes. In fact, the average closed-end municipal fund fell 20 percent in price during the year.

   Q  COULD YOU DESCRIBE CALIFORNIA'S ECONOMIC AND MUNICIPAL MARKET CONDITIONS?

   A Municipal bond supply in California declined less than the nationwide average, making it by far the largest-issuing state for the year. California bonds were very attractive to investors across the country because of the state's strong economic conditions and the solid fiscal management of many municipalities. The growth of the technology industry in the state played an important role in supporting this fiscal health.
    Despite the good economy, the state's infrastructure needs remain high, ensuring ample supply of bonds throughout the state. However, these conditions were balanced by strong demand, as we continued to witness a rising number of high-income Californians turning to municipals for tax-advantaged investments.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A Some of the Trust's more seasoned holdings had been prerefunded and would soon be called from the portfolio. Rather than taking the chance that they'd be called at a lower price, we sold them at a premium and reinvested the proceeds in areas of the market that we felt provided the best values. These new purchases with longer maturity dates allowed us to extend the Trust's protection from future bond calls while providing attractive rates.
    We also focused on purchasing higher-quality bonds because we felt that they represented an excellent value, particularly as bond prices fell. High-quality bonds declined in value more than lower-quality bonds during the market downturn, so we took advantage of market conditions to buy AAA-rated securities at what we felt were attractive prices. AAA bonds represented 78.9 percent of the portfolio at the end of the reporting period, an increase of 15 percent during the six-month period. Although we believe that these securities will eventually add value to the Trust, they hurt total return performance in the short-term because they suffered as bond prices fell toward the end of the period.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A We looked for areas of the municipal market where abundant supply had temporarily depressed bond prices. We believed that these supply-and-demand imbalances offered the opportunity to purchase bonds with the potential to increase in price once the supply is absorbed. In this effort, we found value in the essential service industries--those areas that are deemed to be vital to communities. We added to our positions in the water and sewer, general purpose, and education industries. Education issuance has been particularly abundant during the past year, which allowed us a range of quality issues from which to choose. At the end of the year, education represented one of the Trust's largest industries, at 14.1 percent of the portfolio. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the heavy weighting in AAA-rated bonds. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. However, the Trust's total return was supported somewhat by its duration, which was shorter than its benchmark. For the six-month period ended December 31, 1999, the Trust returned -19.59 percent(1) based on market price. This reflects a decrease in market price from $9.8750 per share on June 30, 1999, to $7.5625 per share on December 31, 1999.
    The Trust continued to provide shareholders with an attractive dividend, although the dividend rate was decreased in September and November. The adjustments resulted from the calls of older, higher-yielding bonds that had been purchased when interest rates were much higher than they are now. Although interest rates have increased in recent months, they have not increased enough to compensate for the loss of these bonds, many of which provided yields of seven percent or higher. The current monthly dividend of $0.0425 per share translates to a distribution rate of 6.74 percent(3) based on the Trust's closing market price on December 31, 1999. Because the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a yield of 11.62 percent(4) for an investor in the 42 percent combined federal and state income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A We believe that the economy should eventually slow from this record-breaking pace, although the Federal Reserve may have to take significant action in the next several months to slow the rate of economic growth. However, we think that the municipal market is poised for a recovery later in 2000 if interest rates reverse their course, and that municipals--especially closed-end municipal funds--currently represent an excellent value in the marketplace.
    With year 2000 computer concerns and the wave of tax-loss selling behind us, market activity should pick up early in the new year. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for opportunities throughout the coming months.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e., a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

LEVERAGE: A process employed by the Trust that involves borrowing money at short-term interest rates by issuing preferred shares. The proceeds are then invested in longer-term bonds, which typically pay higher rates. The difference between the long-term rates earned by the Trust and the short-term rates paid on the preferred shares is passed along to shareholders in the Trust's dividend. Common shareholders typically benefit from leverage when short-term interest rates decline. However, a rise in short-term rates would have a negative effect by raising the Trust's borrowing costs and possibly affecting the dividend and price of common shares.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its high-yielding bonds with current lower-yielding issues.

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                     DECEMBER 31, 1999                    JUNE 30, 1999
                                                                     -----------------                    -------------
Tax District                                                               17.80                              20.40
Water & Sewer                                                              14.20                               9.00
Public Education                                                           14.10                               6.50
Single-Family Housing                                                      12.20                              15.70
General Purpose                                                            10.70                               2.60

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
DECEMBER 1989 THROUGH DECEMBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Dec 1989                                                                   9.2500                             9.3500
                                                                           9.7500                             9.2300
                                                                           9.3750                             9.3200
                                                                           9.2500                             9.2600
                                                                           9.2500                             8.8600
                                                                           9.2500                             9.0500
                                                                           9.1250                             9.1000
                                                                           9.6250                             9.2800
                                                                           9.1250                             8.8900
                                                                           8.8750                             8.8300
                                                                           9.0000                             8.9900
                                                                           9.1250                             9.3300
Dec 1990                                                                   9.5000                             9.4400
                                                                           9.5000                             9.4100
                                                                           9.6250                             9.5000
                                                                           9.5000                             9.4300
                                                                           9.5000                             9.5500
                                                                           9.8750                             9.6100
                                                                           9.7500                             9.4100
                                                                           9.6250                             9.5700
                                                                           9.7500                             9.7500
                                                                           9.8750                             9.8800
                                                                          10.0000                             9.9100
                                                                           9.7500                             9.8700
Dec 1991                                                                   9.7500                             9.9700
                                                                          10.1250                             9.9200
                                                                          10.1250                             9.8200
                                                                           9.8750                             9.8200
                                                                           9.7500                             9.8900
                                                                          10.1250                             9.9300
                                                                           9.8750                            10.1500
                                                                          10.6250                            10.6700
                                                                          10.3750                            10.4300
                                                                          10.2500                            10.3300
                                                                          10.0000                            10.0800
                                                                          10.2500                            10.3600
Dec 1992                                                                  10.2500                            10.3000
                                                                          10.3750                            10.3700
                                                                          10.6250                            10.8900
                                                                          10.5000                            10.7100
                                                                          10.8750                            10.8000
                                                                          10.8750                            10.7600
                                                                          10.8750                            10.9600
                                                                          10.7500                            11.0200
                                                                          11.2500                            11.2800
                                                                          11.1250                            11.5300
                                                                          11.5000                            11.4600
                                                                          11.2500                            11.2000
Dec 1993                                                                  11.6250                            11.4100
                                                                          11.6250                            11.5000
                                                                          10.7500                            11.0900
                                                                          10.7500                            10.4300
                                                                          10.2500                            10.3500
                                                                          10.2500                            10.4100
                                                                          10.6250                            10.3000
                                                                          10.3750                            10.4600
                                                                          10.5000                            10.4600
                                                                          10.5000                            10.2100
                                                                           9.6250                             9.9500
                                                                           9.6250                             9.5800
Dec 1994                                                                   9.6250                             9.7000
                                                                           9.7500                             9.9700
                                                                          10.5000                            10.2900
                                                                          10.2500                            10.3400
                                                                          10.5000                            10.2900
                                                                          10.7500                            10.5700
                                                                          10.7500                            10.4000
                                                                          10.6250                            10.3900
                                                                          11.2500                            10.4300
                                                                          11.1250                            10.4200
                                                                          10.7500                            10.5500
                                                                          11.1250                            10.7700
Dec 1995                                                                  11.3750                            10.8700
                                                                          11.3750                            10.8500
                                                                          11.5000                            10.8300
                                                                          11.3750                            10.3800
                                                                          11.1250                            10.2300
                                                                          11.0000                            10.2000
                                                                          10.8750                            10.2800
                                                                          11.2500                            10.4300
                                                                          11.8750                            10.2700
                                                                          11.6250                            10.4600
                                                                          11.8750                            10.5500
                                                                          12.1250                            10.7600
Dec 1996                                                                  11.8750                            10.4600
                                                                          11.8750                            10.3800
                                                                          11.7500                            10.4200
                                                                          11.6250                            10.1900
                                                                          11.7500                            10.2300
                                                                          11.9375                            10.3500
                                                                          12.1875                            10.4500
                                                                          12.5625                            10.7800
                                                                          12.5000                            10.5400
                                                                          12.8750                            10.6700
                                                                          11.8750                            10.6800
                                                                          12.5000                            10.6900
Dec 1997                                                                  12.3125                            10.6900
                                                                          12.6250                            10.7800
                                                                          12.4375                            10.7300
                                                                          11.8750                            10.6800
                                                                          11.6250                            10.5000
                                                                          12.0000                            10.6800
                                                                          12.1250                            10.6700
                                                                          12.2500                            10.6400
                                                                          12.0000                            10.8400
                                                                          11.6875                            10.9900
                                                                          11.6875                            10.8800
                                                                          11.6875                            10.9000
Dec 1998                                                                  11.5000                            10.5000
                                                                          10.8750                            10.5700
                                                                          11.0000                            10.4500
                                                                          10.8750                            10.4200
                                                                          10.8750                            10.3700
                                                                          10.6875                            10.2200
                                                                           9.8750                             9.9300
                                                                           9.7500                             9.8900
                                                                           9.6250                             9.5800
                                                                           9.0625                             9.4800
                                                                           8.4370                             9.1300
                                                                           8.1250                             9.2300
Dec 1999                                                                   7.5625                             8.8900

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1999
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NOT RATED
                                     -------              -----                ---               -------            ---------
As of December 31, 1999               78.90               10.60               7.10                1.70                1.70

AS OF JUNE 30, 1999
[PIE CHART]

                                              AAA/AAA                 AA/AA                   A/A                  BBB/BAA
                                              -------                 -----                   ---                  -------
As of June 30, 1999                            63.90                  10.40                  15.00                  10.70

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DISTRIBUTION HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
'Jul 1999'                                                                 0.0480
'Aug 1999'                                                                 0.0480
'Sep 1999'                                                                 0.0455
'Oct 1999'                                                                 0.0455
'Nov 1999'                                                                 0.0425
'Dec 1999'                                                                 0.0425                             0.1429

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

*As a Percentage of Long-Term Investments.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.3%
         CALIFORNIA  100.3%
$1,000   Abag Fin Auth Nonprft Corp CA Ctfs
         Partn Childrens Hosp Med Cent.........    5.875%     12/01/19    $   991,830

 1,205   Alameda Cnty, CA Wtr Dist Rev Rfdg
         (MBIA Insd)...........................    4.750      06/01/20      1,014,598

 1,400   Alhambra, CA City Elem Sch Dist Ser A
         (FSA Insd)............................    5.600      09/01/24      1,333,612

   790   Bay Area Govt Assn CA Rev Tax Alloc CA
         Redev Agy Pool Rev Ser A (FSA Insd)...    6.000      12/15/15        801,392

   500   Brea & Olinda, CA Uni Sch Dist Ctfs
         Partn Sr High Sch Pgm Ser A Rfdg (FSA
         Insd).................................    6.000      08/01/09        525,850

 3,000   California Edl Fac Auth Rev Cap Apprec
         Loyola Marymount Univ (MBIA Insd)
         (b)...................................     *         10/01/29        441,600

 1,000   California Edl Fac Auth Rev Student Ln
         Pgm Ser A (MBIA Insd).................    6.000      03/01/16      1,003,050

 1,500   California Hlth Fac Fin Auth Rev Saint
         Joseph Hlth Sys Ser A (Prerefunded @
         07/01/01).............................    6.750      07/01/21      1,579,965

 1,000   California Hlth Fac Fin Auth Rev
         Cedars Sinai Med Cent Ser A...........    6.125      12/01/19        986,370

   505   California Hsg Fin Agy Rev Cap Apprec
         Home Mtg Ser D........................     *         08/01/20        102,591

 1,880   California Hsg Fin Agy Rev Cap Apprec
         Ser D (AMBAC Insd)....................     *         08/01/20        382,467

 1,000   California Hsg Fin Agy Rev Home Mtg
         Ser E (AMBAC Insd)....................    6.100      08/01/29        990,470

 1,850   California Hsg Fin Agy Rev Home Mtg
         Ser N.................................    6.375      02/01/27      1,879,785

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,000   California Hsg Fin Agy Rev
         Multi-Family Hsg III Ser A (MBIA
         Insd).................................    5.850%     08/01/17    $   985,910

 2,000   California Pollutn Ctl Fin Auth
         Pollutn Ctl Rev Southn CA Edison Co
         (AMBAC Insd) (c)......................    6.000      07/01/27      1,956,020

   730   California Rural Home Mtg Fin Auth
         Single Family Mtg Rev Ser C (GNMA
         Collateralized).......................    7.800      02/01/28        795,452

    45   California St (MBIA Insd).............    6.000      10/01/14         46,161

 2,000   California St.........................    5.000      10/01/23      1,724,600

 1,000   California St Veterans Ser BH (FSA
         Insd).................................    5.400      12/01/15        956,240

 1,000   California St Veterans Ser BH (FSA
         Insd).................................    5.400      12/01/16        943,320

 1,000   California Statewide Cmntys Dev Auth
         Spl Fac United Airls..................    5.625      10/01/34        845,160

 1,000   Castaic Lake Wtr Agy CA Rev Ctfs Partn
         Wtr Sys Impt Proj (AMBAC Insd)........    5.125      08/01/30        864,940

   785   Central Contra Costa, CA Santn Dist
         Rev Wastewtr Fac Impt Proj
         (Prerefunded @ 09/01/04) (MBIA
         Insd).................................    6.250      09/01/11        853,036

 1,000   Contra Costa, CA Tran Auth Sales Tax
         Rev Ser A.............................    6.875      03/01/07      1,048,110

 1,280   El Cerrito, CA Redev Agy Tax Alloc
         (MBIA Insd)...........................    5.250      07/01/15      1,201,805

 1,000   Emeryville, CA Pub Fin Auth Shellmound
         Pk Redev & Hsg Proj B (MBIA Insd).....    5.000      09/01/19        883,780

 1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2
         Rfdg (Connie Lee Insd)................    5.250      12/01/19        918,350

 1,000   Fontana, CA Redev Agy Tax Southeast
         Indl Pk Proj Rfdg (MBIA Insd).........    5.000      09/01/22        870,760

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$2,435   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Apprec Sr Lien Ser A.......     *         01/01/19    $   785,385

 1,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Conv Cap Apprec Sr Lien Ser A
         (a)...................................  0/7.050%     01/01/10        832,770

 1,074   Los Angeles Cnty, CA Tran Comm Lease
         Rev Dia RR Lease Ltd (FSA Insd).......    7.375      12/15/06      1,127,088

 1,800   Mountain View Los Altos CA Union High
         Sch Dist Ctfs Partn (MBIA Insd).......    5.625      08/01/16      1,769,454

 2,000   Pico Rivera, CA Wtr Auth Rev Wtr Sys
         Proj Ser A (MBIA Insd)................    5.500      05/01/19      1,913,840

 1,000   Pomona, CA Pub Fin Auth Rev Wtr Fac
         Proj Ser AC (FGIC Insd)...............    5.500      05/01/29        929,340

 1,000   Redlands, CA Redev Agy Tax Alloc Redev
         Proj Ser A Rfdg (MBIA Insd)...........    4.750      08/01/21        836,510

 1,000   San Bernardino Cnty, CA Ctfs Partn Med
         Cent Fin Proj (MBIA Insd).............    5.000      08/01/28        848,070

 1,000   San Diego, CA Hsg Auth Multi-Family
         Hsg Rev (GNMA Collateralized).........    5.000      07/20/18        877,770

 1,000   San Dimas, CA Redev Agy Tax Alloc
         Creative Growth Ser A (FSA Insd)......    5.000      09/01/16        910,690

 1,210   San Jose, CA Redev Tax Alloc Hsg Set
         Aside Mergd Area Ser E (MBIA Insd)....    5.750      08/01/17      1,179,266

 1,000   Sanger, CA Uni Sch Dist Rfdg (MBIA
         Insd).................................    5.600      08/01/23        958,200

   840   Santa Barbara, CA Ctfs Partn..........    7.650      05/01/15        865,099

 1,450   Santa Barbara, CA Ctfs Partn Wtr Sys
         Impt Proj & Rfdg (AMBAC Insd).........    6.700      04/01/27      1,517,671

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,300   Santa Clara Cnty, CA Fin Auth Lease
         Rev Multiple Facs Proj Ser B (AMBAC
         Insd) (b).............................    5.500%     05/15/10    $ 1,309,152

 1,305   South Orange Cnty, CA Pub Fin Auth
         Reassmt Rev (FSA Insd)................    5.800      09/02/18      1,296,791

    50   Southern CA Home Fin Auth Single
         Family Mtg Rev Ser B (GNMA
         Collateralized).......................    7.750      03/01/24         51,329

   600   Southern CA Pub Pwr Auth Pwr Proj Rev
         Multi-Projs...........................    5.500      07/01/20        562,530

 1,520   Tahoe Truckee, CA Uni Sch Dist Impt
         Dist No 1 Ser A (FGIC Insd)...........    5.750      08/01/20      1,493,826

 2,000   Westminster, CA Redev Agy Tax Alloc
         Rev Coml Redev Proj No 1 Ser A Rfdg
         (Prerefunded @ 08/01/01)..............    7.300      08/01/21      2,127,080
                                                                          -----------
                                                                           49,119,085
                                                                          -----------

         U. S. VIRGIN ISLANDS  2.0%
 1,000   Virgin Islands Pub Fin Auth Rev Gross
         Rcpts Taxes Ln Note Ser A (ACA
         Insd).................................    6.125      10/01/29        968,020
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  102.3%
  (Cost $50,257,620)..................................................     50,087,105

SHORT-TERM INVESTMENTS  0.2%
  (Cost $100,000).....................................................        100,000
                                                                          -----------

TOTAL INVESTMENTS  102.5%
  (Cost $50,357,620)..................................................     50,187,105

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.5%).........................     (1,217,041)
                                                                          -----------
NET ASSETS  100.0%....................................................    $48,970,064
                                                                          ===========

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 * Zero coupon bond

(a) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(b) Security purchased on a when-issued or delayed delivery purchase commitment.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--GNMA Collateralized
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $50,357,620)........................    $50,187,105
Cash........................................................         22,674
Interest Receivable.........................................        872,481
Other.......................................................          7,013
                                                                -----------
      Total Assets..........................................     51,089,273
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      1,813,257
  Income Distributions--Common and Preferred Shares.........         32,656
  Investment Advisory Fee...................................         25,834
  Affiliates................................................         10,559
Accrued Expenses............................................        130,365
Trustees' Deferred Compensation and Retirement Plans........        106,538
                                                                -----------
      Total Liabilities.....................................      2,119,209
                                                                -----------
NET ASSETS..................................................    $48,970,064
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 shares are issued and outstanding with a
  liquidation preference of $50,000 per share)..............    $20,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................         32,576
Paid in Surplus.............................................     29,564,418
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (28,603)
Net Unrealized Depreciation.................................       (170,515)
Accumulated Net Realized Loss...............................       (427,812)
                                                                -----------
      Net Assets Applicable to Common Shares................     28,970,064
                                                                -----------
NET ASSETS..................................................    $48,970,064
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($28,970,064 divided by
  3,257,560 shares outstanding).............................    $      8.89
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 1,480,506
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        153,382
Preferred Share Maintenance.................................         51,977
Accounting Services.........................................         19,908
Trustees' Fees and Related Expenses.........................          5,455
Legal.......................................................          5,090
Custody.....................................................          2,976
Other.......................................................         37,677
                                                                -----------
    Total Expenses..........................................        276,465
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,204,041
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $  (427,704)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      2,287,328
  End of the Period.........................................       (170,515)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (2,457,843)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(2,885,547)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,681,506)
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1999 and
                    the Year Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Six Months Ended      Year Ended
                                                December 31, 1999    June 30, 1999
----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................     $ 1,204,041        $ 2,530,877
Net Realized Gain/Loss........................        (427,704)           752,160
Net Unrealized Depreciation During the
  Period......................................      (2,457,843)        (1,964,318)
                                                   -----------        -----------
Change in Net Assets from Operations..........      (1,681,506)         1,318,719
                                                   -----------        -----------
Distributions from Net Investment Income:
  Common Shares...............................        (865,355)        (2,018,718)
  Preferred Shares............................        (338,485)          (647,848)
                                                   -----------        -----------
                                                    (1,203,840)        (2,666,566)
                                                   -----------        -----------
Distributions in Excess of Net Investment
  Income:
  Common Shares...............................         (20,561)              (152)
  Preferred Shares............................          (8,042)               (49)
                                                   -----------        -----------
                                                       (28,603)              (201)
                                                   -----------        -----------
Distributions from and in Excess of Net
  Investment Income...........................      (1,232,443)        (2,666,767)
Distributions from Net Realized Gain--Common
  Shares......................................        (465,505)        (1,054,081)
                                                   -----------        -----------
Total Distributions...........................      (1,697,948)        (3,720,848)
                                                   -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................      (3,379,454)        (2,402,129)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment................................          12,488            215,574
                                                   -----------        -----------
TOTAL DECREASE IN NET ASSETS..................      (3,366,966)        (2,186,555)
NET ASSETS:
Beginning of the Period.......................      52,337,030         54,523,585
                                                   -----------        -----------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $28,603 and $201, respectively)...     $48,970,064        $52,337,030
                                                   ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months Ended    ----------------------------
                                     December 31, 1999    1999      1998       1997
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................       $ 9.931        $10.667   $10.450    $10.283
                                          -------        -------   -------   --------
Net Investment Income..............          .370           .779      .851       .888
Net Realized and Unrealized
  Gain/Loss........................         (.887)         (.369)     .524       .393
                                          -------        -------   -------   --------
Total from Investment Operations...         (.517)          .410     1.375      1.281
                                          -------        -------   -------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income:
    Paid to Common Shareholders....          .272           .622      .715       .750
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.......          .106           .199      .222       .211
  Distributions from Net Realized
    Gain Paid to Common
    Shareholders...................          .143           .325      .221       .153
                                          -------        -------   -------   --------
Total Distributions................          .521          1.146     1.158      1.114
                                          -------        -------   -------   --------
Net Asset Value, End of the
  Period...........................       $ 8.893        $ 9.931   $10.667    $10.450
                                          =======        =======   =======   ========
Market Price Per Share at End of
  the Period.......................       $7.5625         $9.875   $12.125   $12.1875
Total Investment Return at Market
  Price (a)........................       (19.59%)*      (11.17%)    7.77%     21.40%
Total Return at Net Asset
  Value (b)........................        (6.37%)*        1.74%    11.40%     10.76%
Net Assets at End of the Period (In
  millions)........................         $49.0          $52.3     $54.5      $53.6
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**.........................         1.78%          1.67%     1.57%      1.58%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (c)................         5.53%          5.49%     5.91%      6.51%
Portfolio Turnover.................           37%*           33%       53%        30%
 *  Non-Annualized
 **  Ratio of Expenses to Average
     Net Assets Including Preferred
     Shares........................         1.08%          1.05%      .99%       .99%

*** If certain expenses had not been assumed by Van Kampen, the annualized Ratio of Expenses to Average Net Assets Applicable to Common Shares, Ratio of Expenses to Average Net Assets Including Preferred Shares and the Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares would have been 2.06%, 1.22% and 6.80% for the year ended June 30, 1991.

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended June 30
--------------------------------------------------------------
       1996      1995      1994      1993      1992      1991
--------------------------------------------------------------
      $10,395   $10.301   $10.963   $10.147   $ 9.408   $9.095
      -------   -------   -------   -------   -------   ------
         .919      .956      .968      .946      .975
        (.001)     .111     (.740)     .788      .719     .313
      -------   -------   -------   -------   -------   ------
         .918     1.062      .216     1.756     1.665    1.288
      -------   -------   -------   -------   -------   ------
         .750      .725      .712      .663      .654     .648
         .230      .237      .156      .167      .245     .327
         .050      .006      .010      .110      .027      -0-
      -------   -------   -------   -------   -------   ------
        1.030      .968      .878      .940      .926     .975
      -------   -------   -------   -------   -------   ------
      $10.283   $10.395   $10.301   $10.963   $10.147   $9.408
      =======   =======   =======   =======   =======   ======
      $10.875   $10.750   $10.625   $10.875    $9.875   $9.750
        9.02%     8.67%     4.32%    18.49%     8.44%   14.51%
        6.62%     8.47%      .35%    16.19%    15.54%   10.85%
        $52.9     $53.0     $52.6     $54.5     $51.9    $49.5
        1.65%     1.65%     1.53%     1.57%     2.07%    1.88%***
        6.57%     7.02%     7.28%     7.62%     7.74%    6.98%***
          19%       16%       11%       18%       41%      99%
        1.03%     1.02%      .97%      .98%     1.26%    1.11%***

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes with safety of principal. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 1999, cost of long- and short-term investments for federal income tax purposes is $50,357,620; the aggregate gross unrealized appreciation is $1,088,934 and the aggregate gross unrealized depreciation is $1,259,449, resulting in net unrealized depreciation on long- and short-term investments of $170,515.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended December 31, 1999, the Trust recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended December 31, 1999, the Trust recognized expenses of approximately $24,400 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting, legal and certain shareholder services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 1999 and June 30, 1999, paid in surplus related to common shares aggregated $29,564,418 and $29,551,943, respectively.

    Transactions in common shares were as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                        DECEMBER 31, 1999       JUNE 30, 1999
-----------------------------------------------------------------------------
Beginning Shares....................        3,256,257             3,236,436
Shares Issued Through Dividend
  Reinvestment......................            1,303                19,821
                                            ---------             ---------
Ending Shares.......................        3,257,560             3,256,257
                                            =========             =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,661,674 and $18,991,681, respectively.

5. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 1999, was 3.500%, and for the six months then ended rates ranged from 2.99% to 3.70%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemptions if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

*  Closed to new investors
** Open to new investors for a limited time

                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
  Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(SM) denotes a service mark of Van Kampen Funds Inc.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the ratification of KPMG LLP as the independent public accountants and the approval of the Preferred Shares split and simultaneous reduction of the liquidation preference per Preferred Share of the Trust.
    1) With regard to the election of the following trustees by common shareholders of the Trust:

                                                         # OF SHARES
                                                    ---------------------
                                                    IN FAVOR     WITHHELD
-------------------------------------------------------------------------
David C. Arch...................................    2,999,755     37,972
Howard J Kerr...................................    2,999,755     37,972
Dennis J. McDonnell.............................    2,999,755     37,972

The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Don G. Powell*, Theodore A. Myers, Hugo F. Sonnenschein and Wayne W. Whalen.
    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 2,975,306 shares voted in favor of the proposal, 10,200 shares voted against and 52,601 shares abstained.
    3) With regards to the proposal to approve the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share, the Meeting was adjourned until July 7, 1999, July 28, 1999 and August 18, 1999 at which time it was determined that it was in the best interest of the Fund to discontinue efforts to obtain the vote and adjourn with respect to the Preferred Shares of this proposal.

*On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

--------------------------------------------------------------------------------

                                YEAR 2000 UPDATE

   As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

--------------------------------------------------------------------------------

                                VAN KAMPEN FUNDS

YOUR NOTES:

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